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                                                                   EXHIBIT 10.19

                             SECOND AMENDMENT TO THE
                           CHAMPION ENTERPRISES, INC.
                          2000 STOCK COMPENSATION PLAN
                            FOR NONEMPLOYEE DIRECTORS


         In accordance with Board resolutions adopted by the Board of Directors of Champion Enterprises, Inc. (the "Corporation"), the Champion Enterprises, Inc. 2000 Stock Compensation Plan For Nonemployee Directors is hereby amended effective May 1, 2001 as set forth below:

         Section 3.6 entitled "RESTRICTION ON TRANSFER" is hereby deleted from the Plan.

         Except as amended, the plan remains in full force and effect.

         THIS SECOND AMENDMENT to the Champion Enterprises, Inc. 2000 Stock Compensation Plan For Nonemployee Directors is executed on the 1st Day of May, 2001.



                                       CHAMPION ENTERPRISES, INC.


                                       By:  /s/ WALTER R. YOUNG
                                          ------------------------
                                       Walter R. Young
                                       Chairman of the Board of Directors,
                                       President and Chief Executive Officer